0© 2022 | Scaling a Global Fintech Leader E A R N I N G S C O N F E R E N C E C A L L Fiscal First Quarter 2023 EXHIBIT 99.2

1© 2022 | Forward-Looking Statements This presentation and other written or oral statements made from time to time by representatives of Broadridge Financial Solutions, Inc. ("Broadridge" or the "Company") contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be,” “on track,” and other words of similar meaning are forward-looking statements. In particular, information appearing in the “Fiscal Year 2023 Guidance” section and statements about our three-year objectives are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors described and discussed in Part I, “Item 1A. Risk Factors” of the Annual Report on Form 10-K for the year ended June 30, 2022 (the “2022 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2022 Annual Report. These risks include: • Changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; • Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; • A material security breach or cybersecurity attack affecting the information of Broadridge's clients; • The potential impact and effects of the Covid-19 pandemic (“Covid-19”) on the business of Broadridge, Broadridge’s results of operations and financial performance, any measures Broadridge has and may take in response to Covid-19 and any expectations Broadridge may have with respect thereto; • Declines in participation and activity in the securities markets; • The failure of Broadridge's key service providers to provide the anticipated levels of service; • A disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; • Overall market, economic and geopolitical conditions and their impact on the securities markets; • The success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; • Broadridge’s failure to keep pace with changes in technology and demands of its clients; • Competitive conditions; • Broadridge’s ability to attract and retain key personnel; and • The impact of new acquisitions and divestitures. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

2© 2022 | Use of Non-GAAP financial measures, KPIs and foreign exchange rates Use of Non-GAAP Financial Measures This presentation includes certain Non-GAAP financial measures including Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share (“EPS”), Free cash flow, and Recurring revenue growth constant currency. All Recurring revenue dollar amounts shown in this presentation are GAAP, and Recurring revenue growth percentages are shown as constant currency (Non-GAAP). Please see the “Explanation of Non-GAAP Measures and Reconciliation of GAAP to Non-GAAP Measures” section of this presentation for more information on Broadridge’s use of Non-GAAP measures and reconciliations to GAAP measures. Key Performance Indicators Management focuses on a variety of key indicators to plan, measure and evaluate the Company’s business and financial performance. These performance indicators include Revenues and Recurring revenue, as well as Non-GAAP measures of Adjusted Operating income, Adjusted Net earnings, Adjusted EPS, Free cash flow, Recurring revenue growth constant currency, and Closed sales. In addition, management focuses on select operating metrics specific to Broadridge of Record Growth and Internal Trade Growth. Please refer to Item 2. Management’s Discussion and Analysis of Financial Condition of the Company’s Form 10-Q for a discussion of Revenues, Recurring revenue, Record Growth (“SRG”, “IRG”) and Internal Trade Growth (“ITG”) in the “Key Performance Indicators” section and the “Results of Operations” section for a description of Closed sales. Foreign Exchange Rates Beginning with the first quarter of fiscal year 2023, the Company changed reporting for segment revenues, segment earnings (loss) before income taxes, segment amortization of acquired intangibles and purchased intellectual property, and Closed sales to reflect the impact of actual foreign exchange rates applicable to the individual periods presented. The presentation of these metrics for the prior periods has been changed to conform to the current period presentation. Total consolidated revenues and earnings before income taxes were not impacted. Note on Rounding Amounts presented in this presentation may not sum due to rounding. Use of Material Contained Herein The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation.

3© 2022 | Key messages Broadridge reported strong first quarter results with 9% Recurring revenue growth constant currency, and earnings modestly above our expectations 1 2 3 4 Broadridge is driving continued innovation and progress on key initiatives across Governance, Capital Markets, and Wealth & Investment Management Broadridge remains well-positioned to deliver continued growth across economic cycles We are reaffirming our fiscal year 2023 guidance, including 6-9% Recurring revenue growth constant currency and 7-11% Adjusted EPS growth, keeping Broadridge on track to deliver at or above the higher end of its three-year objectives Investor participation remained strong, with first quarter stock record growth of 9% and interim record growth of 11% 5

4© 2022 | Broadridge is executing across Governance, Capital Markets, and Wealth & Investment Management Extend Governance Grow Capital Markets Build Wealth & Investment Mgmt. $443M +9% YoY $227M +14% YoY $136M +5% YoY Q1’23 Highlights • Investor participation remains robust across funds and equities • Pass-through voting with Schwab highlights continued governance innovation • Launched omnichannel capability for Cetera • Continued strength in BTCS • Completed rollout of next-Gen post- trade platform for major U.S. bank • Wealth sales pipeline is building All revenue shown is recurring revenue. Information about our use of Non-GAAP measures may be found on slides 20 – 26 $ in millions; growth rates in constant currency

5© 2022 | Broadridge’s business model is built for growth through the economic cycle Robust demand trends and strong execution have Broadridge on track to achieve FY’23 guidance and deliver at the higher end of our 3-year growth objectives 1 2 3 Investments across Governance, Capital Markets and Wealth & Investment Management position Broadridge to drive sustainable long- term growth Our growth is being propelled by the ongoing transformation and digitization of the financial services industry Our strong and resilient business model has consistently delivered attractive top and bottom-line growth 4

6© 2022 | Summary financial results $ in millions, except per share data FIRST QUARTER SUMMARY FINANCIAL RESULTS 2023 2022 Inc./(Dec.) Recurring revenues $806 $750 7% Total revenues 1,283 1,193 8% Operating income 88 103 (15%) Adjusted Operating income – Non-GAAP 150 177 (15%) Diluted earnings per share $0.42 $0.57 (26%) Adjusted earnings per share – Non-GAAP $0.84 $1.07 (21%) Closed sales $29 $30 (2%) Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 20 – 26 Constant currency growth – Non-GAAP 9% Adjusted Operating income margin – Non-GAAP 11.7% 14.8% (310bps)

7© 2022 | FY'20 FY'21 FY'22 FY'23 Recurring revenue increased 9% in first quarter 2023 Q1'22 Q1'23 RECURRING REVENUE GROWTH CONSTANT CURRENCY $806 16% 10% $ in millions Guidance 6 - 9% 10% +9% Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 20 – 26

8© 2022 | $136 $227 Q1'22 Q1'23 $156 $24 $93 $171 Q1'22 Q1'23 Regulatory Customer Comms. Data-Driven Fund Solutions Issuer 16% 11% 13% 4% ICS RECURRING REVENUES GTO RECURRING REVENUES First quarter 2023 segment Recurring revenues $443 Capital Markets Wealth & Investment Management $363 14% 5% +9% Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 20 – 26 +10% $ in millions Constant Currency Growth

9© 2022 | INTERNAL TRADE GROWTH (ITG) 39% 20% 17% 17% 9% 9% 12% 10% 10% 11% Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 EQUITY & MUTUAL FUND/ETF POSITION GROWTH Key volume drivers: position and trade growth 2% 1% (6)% 8% 6% FY’21 FY’22 18% 14% 26% 10% 1%12% 1. SRG Q1’22 positions represented 7% of total fiscal year 2022 positions. Q2’22: 9% | Q3’22: 29% | Q4’22: 55% 2. Reflects growth in shareholder records that were processed in the same time period of both years. Therefore, quarterly and annual data may not align. 3. Represents the estimated change in daily trade volumes for clients whose contracts are linked to trade volumes and who were on Broadridge’s trading platforms in both the current and prior year periods. 3 ITG 10Y Avg. 8% 5% 10%

10© 2022 | $750 Q1'22 Recurring revenue Closed Sales Client Losses Internal Growth Acquisitions Q1'23 Recurring revenue constant currency FX Q1'23 Recurring revenue First quarter 2023 Recurring revenue growth drivers RECURRING REVENUE GROWTH CONSTANT CURRENCY WAS 9% ICS $410M 7 pts (2) pts 3 pts 0 pts 9% (1) pt $443M GTO $339M 6 pts (2) pts 7 pts 0 pts 10% (4) pts $363M +7 pts (2) pts +5 pts 0 pts 7% 9 pts ORGANIC GROWTH (2) pts 9% 9% ORGANIC GROWTH 10% ORGANIC GROWTH $806 $ in millions. Pts contribution to growth

11© 2022 | $76 $65 $59 $70 $63 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q1'22 Total Revenue Recurring Event-Driven Distribution FX Q1'23 Total Revenue First quarter 2023 Total revenue growth drivers QUARTERLY EVENT-DRIVEN REVENUE +6 pts (1) pt +4 pts 8% FIRST QUARTER 2023 TOTAL REVENUE GROWTH DRIVERS $58M FY’16-FY’22 QUARTERLY AVERAGE $ in millions. Pts contribution to growth (1) pt $1,283

12© 2022 | 17.5% 18.1% 18.7% FY'20 FY'21 FY'22 FY'23 13.8% 13.6% 13.3% 6.8%8.7% 14.8% 11.7% Q1'22 Q1'23 +40 bps +60 bps +60 bps OPERATING INCOME MARGIN ADJUSTED OPERATING INCOME MARGIN (NON- GAAP) Operating income margin and Adjusted Operating income margin OPERATING INCOME MARGIN ~50bps Guidance

13© 2022 | FY'21 FY'22 FY'23 $231 $280 Closed sales remain on track with fiscal year 2023 guidance $ in millions CLOSED SALES Q1'22 Q1'23 $30 $29 $270 – $310

14© 2022 | TOTAL CAPITAL RETURNS $1.94 $2.16 $2.30 $2.56 $2.90 33% 11% 6% 11% 13% DIVIDENDS PER SHARE M&A Client Platform Investments CapEx and Software Capital allocation 2 1. Includes Software purchases and capitalized internal use software. 2. Net investments on new client conversions, including development of platform capabilities. 3. Includes acquisitions and minority investments. SELECT USES OF CASH Q1’23 1 $163 FY'19 FY'20 FY'21 FY'22 FY'23 $14 $0 $ in millions, except per share data 3 6 $253$248$269 $578 4. Capital returns to shareholders through dividends and total share repurchases net of option proceeds. FY’23 annual dividend amount subject to Board declaration. YOY GROWTH 4 $47

15© 2022 | Fiscal Year 2023 Guidance FY’23 Guidance Updates/ Changes Recurring revenue growth constant currency - Non-GAAP 6 - 9% No Change Adjusted Operating income margin - Non-GAAP Increase of ~ 50 bps No Change Adjusted earnings per share growth - Non-GAAP 7 - 11% No Change Closed sales $270M - $310M No Change

16© 2022 | INVESTOR DAY FY20-FY23 GROWTH OBJECTIVES FY20-FY23 CAGR PERFORMANCE Organic Recurring revenue growth 5 – 7% Above Recurring revenue growth 7 – 9% Above Adjusted Operating income margin expansion ~50 bps/yr In line Adjusted earnings per share growth 8 – 12% Higher end Broadridge is on track to deliver at or above the higher end of our 3-year objectives 1 1. Incorporates FY’21 and FY’22 results and guidance range for FY’23 2. FY’20 investor day recurring revenue growth objectives in constant currency reflecting BR’s approach to FX reporting as of December 10, 2020 2

17© 2022 | Appendix

18© 2022 | Confidential and Proprietary | Supplemental Reporting Detail ‒ Product Line Reporting (Unaudited) 2021 2022 2023 Q1% Dollars in millions FY Q1 Q2 Q3 Q4 FY Q1 Growth Investor Communication Solutions ("ICS") Regulatory $938 $165 $166 $321 $423 $1,075 $171 3% Data-driven fund solutions 342 83 89 90 102 364 93 11% Issuer 189 21 24 46 125 216 24 16% Customer communications 568 141 148 171 155 615 156 11% Total ICS recurring revenues 2,037 410 427 629 805 2,270 443 8% Equity and other 123 28 25 25 38 115 30 7% Mutual Funds 112 49 40 34 32 154 33 (32)% Total Event-driven revenues 235 76 65 59 70 269 63 (18)% Distribution 1,548 367 401 472 476 1,717 415 13% Total ICS Revenues $3,820 $853 $893 $1,159 $1,351 $4,257 $921 8% Global Technology and Operations (“GTO”) Capital Markets $656 $209 $221 $241 $232 $903 $227 9% Wealth and investment management 517 131 146 133 140 550 136 4% Total GTO recurring revenues 1,173 339 367 374 372 1,452 363 7% Total Revenues $4,994 $1,193 $1,260 $1,534 $1,723 $5,709 $1,283 8% Revenues by type Recurring revenues $3,210 $750 $793 $1,003 $1,177 $3,723 $806 7% Event-driven revenues 235 76 65 59 70 269 63 (18)% Distribution revenues 1,548 367 401 472 476 1,717 415 13% Total Revenues $4,994 $1,193 $1,260 $1,534 $1,723 $5,709 $1,283 8%

19© 2022 | Explanation of Non-GAAP measures and Reconciliation of GAAP to Non-GAAP measures

20© 2022 | Confidential and Proprietary | Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial Measures The Company’s results in this presentation are presented in accordance with U.S. generally accepted accounting principles ("GAAP") except where otherwise noted. In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share, Free cash flow, and Recurring revenue growth constant currency. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results. The Company believes our Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitates investors’ understanding of the Company’s operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate our ongoing operations, and for internal planning and forecasting purposes. In addition, and as a consequence of the importance of these Non- GAAP financial measures in managing our business, the Company’s Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the evaluation process for determining management compensation. Reconciliations of fiscal year 2023 Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation. Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings, and Adjusted Earnings Per Share These Non-GAAP measures are adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items the exclusion of which management believes provides insight regarding our ongoing operating performance. Depending on the period presented, these adjusted measures exclude the impact of certain of the following items: (i) Amortization of Acquired Intangibles and Purchased Intellectual Property, (ii) Acquisition and Integration Costs, (iii) IBM Private Cloud Charges, (iv) Real Estate Realignment and Covid-19 Related Expenses, (v) Russia-Related Exit Costs, and (vi) Software Charge. Amortization of Acquired Intangibles and Purchased Intellectual Property represents non-cash amortization expenses associated with the Company's acquisition activities. Acquisition and Integration Costs represent certain transaction and integration costs associated with the Company’s acquisition activities. IBM Private Cloud Charges represent a charge on the hardware assets transferred to IBM and other charges related to the IBM Private Cloud Agreement. Real Estate Realignment and Covid-19 Related Expenses are comprised of two major components: Real Estate Realignment Expenses, and Covid-19 Related Expenses. Real Estate Realignment Expenses are expenses associated with the exit of certain of the Company’s leased facilities in response to the Covid-19 pandemic, which consist of the impairment of certain right of use assets, leasehold improvements and equipment, as well as other related facility exit expenses directly resulting from, and attributable to, the exit of these leased facilities. Covid-19 Related Expense are direct and incremental expenses incurred by the Company to protect the health and safety of Broadridge associates during the Covid-19 outbreak, including expenses associated with monitoring the temperatures for associates entering our facilities, enhancing the safety of our office environment in preparation for workers to return to Company facilities on a more regular basis, ensuring proper social distancing in our production facilities, personal protective equipment, enhanced cleaning measures in our facilities, and other safety related expenses. Russia- Related Exit Costs are direct and incremental costs associated with the Company’s wind down of business activities in Russia in response to Russia’s invasion of Ukraine, including relocation-related expenses of impacted associates. Software Charge represents a charge related to an internal use software product that is no longer expected to be used. Non-GAAP Measures

21© 2022 | Confidential and Proprietary | We exclude Acquisition and Integration Costs, IBM Private Cloud Charges, Real Estate Realignment and Covid-19 Related Expenses, Russia-Related Exit Costs, and the Software Charge from our Adjusted Operating income (as applicable) and other adjusted earnings measures because excluding such information provides us with an understanding of the results from the primary operations of our business and enhances comparability across fiscal reporting periods, as these items are not reflective of our underlying operations or performance. We also exclude the impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, as these non cash amounts are significantly impacted by the timing and size of individual acquisitions and do not factor into the Company's capital allocation decisions, management compensation metrics or multi-year objectives. Furthermore, management believes that this adjustment enables better comparison of our results as Amortization of Acquired Intangibles and Purchased Intellectual Property will not recur in future periods once such intangible assets have been fully amortized. Although we exclude Amortization of Acquired Intangibles and Purchased Intellectual Property from our adjusted earnings measures, our management believes that it is important for investors to understand that these intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Any future acquisitions may result in the amortization of additional intangible assets. Free Cash Flow In addition to the Non-GAAP financial measures discussed above, we provide Free cash flow information because we consider Free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions, other investments, as well as debt servicing. Free cash flow is a Non-GAAP financial measure and is defined by the Company as New cash flows provided by operating activities less Capital expenditures as well as Software purchases and capitalized internal use software. Reconciliations of such Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation. Recurring revenue growth constant currency As a multi-national company, we are subject to variability of our reported U.S. dollar results due to changes in foreign currency exchange rates. The exclusion of the impact of foreign currency exchange fluctuations from our Recurring revenue growth, or what we refer to as amounts expressed “on a constant currency basis”, is a Non-GAAP measure. We believe that excluding the impact of foreign currency exchange fluctuations from our Recurring revenue growth provides additional information that enables enhanced comparison to prior periods. Changes in Recurring revenue growth expressed on a constant currency basis are presented excluding the impact of foreign currency exchange fluctuations. To present this information, current period results for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the average exchange rates in effect during the corresponding period of the comparative year, rather than at the actual average exchange rates in effect during the current fiscal year. Non-GAAP Measures

22© 2022 | Confidential and Proprietary | Reconciliation of GAAP to Non-GAAP Measures (Unaudited) Three Months Ended Sept. 30 Dollars in millions 2022 2021 Operating income (GAAP) $87.5 $103.3 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 55.9 68.7 Acquisition and Integration Costs 4.1 2.9 Real Estate Realignment and Covid-19 Related Expenses (a) — 1.8 Russia-Related Exit Costs 2.6 — Adjusted Operating income (Non-GAAP) $150.1 $176.7 Operating income margin (GAAP) 6.8% 8.7% Adjusted Operating income margin (Non-GAAP) 11.7% 14.8% Three Months Ended Sept. 30 Dollars in millions 2022 2021 Net earnings (GAAP) $50.4 $67.2 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 55.9 68.7 Acquisition and Integration Costs 4.1 2.9 Real Estate Realignment and Covid-19 Related Expenses (a) — 1.8 Russia-Related Exit Costs 2.6 — Subtotal of adjustments 62.5 73.4 Tax impact of adjustments (b) (13.2) (14.4) Adjusted Net earnings (Non-GAAP) $99.7 $126.3 (a) Real Estate Realignment Expenses and Covid-19 Related Expenses were ($0.1 million) and $1.9 million, respectively, for the three months ended September 30, 2021. (b) Calculated using the GAAP effective tax rate, adjusted to exclude $6.7 million and $4.3 million of excess tax benefits associated with stock-based compensation for the three months ended September 30, 2022 and 2021, respectively. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis.

23© 2022 | Confidential and Proprietary | Reconciliation of GAAP to Non-GAAP Measures (Unaudited) (a) Real Estate Realignment Expenses impacted Adjusted earnings per share by $0.00 for the three months ended September 30, 2021. Covid-19 Related Expenses impacted Adjusted earnings per share by $0.02 for the three months ended September 30, 2021. (b) Calculated using the GAAP effective tax rate, adjusted to exclude $6.7 million and $4.3 million of excess tax benefits associated with stock-based compensation for the three months ended September 30, 2022 and 2021, respectively. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis. Three Months Ended Sept. 30 Dollars in millions, except per share amounts 2022 2021 Diluted earnings per share (GAAP) $0.42 $0.57 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 0.47 0.58 Acquisition and Integration Costs 0.03 0.02 Real Estate Realignment and Covid-19 Related Expenses (a) — 0.02 Russia-Related Exit Costs 0.02 — Subtotal of adjustments 0.53 0.62 Tax impact of adjustments (b) (0.11) (0.12) Adjusted earnings per share (Non-GAAP) $0.84 $1.07 Three Months Ended Sept. 30 Dollars in millions 2022 2021 Net cash flows used in operating activities (GAAP) $(204.5) $(135.4) Capital expenditures and Software purchases and capitalized internal use software (13.6) (15.9) Free cash flow (Non-GAAP) $(218.1) $(151.4)

24© 2022 | Confidential and Proprietary | Reconciliation of GAAP to Non-GAAP Measures (Unaudited) Global Technology and Operations Capital Markets Wealth and Investment Management Total Recurring revenue growth (GAAP) 9% 4% 7% Impact of foreign currency exchange 5% 2% 4% Recurring revenue growth constant currency (Non-GAAP) 14% 5% 10% Three Months Ended September 30, 2022 Investor Communication Solutions Regulatory Data-Driven Fund Solutions Issuer Customer Comms. Total Recurring revenue growth (GAAP) 3% 11% 16% 11% 8% Impact of foreign currency exchange —% 2% —% —% 1% Recurring revenue growth constant currency (Non-GAAP) 4% 13% 16% 11% 9% Consolidated Total Recurring revenue growth (GAAP) 7% Impact of foreign currency exchange 2% Recurring revenue growth constant currency (Non-GAAP) 9%

25© 2022 | Confidential and Proprietary | Reconciliation of GAAP to Non-GAAP Measures (Unaudited) (a) Real Estate Realignment Expenses were $23.0 million, $29.6 million, and $0.0 million for the year ended June 30, 2022, 2021, and 2020, respectively. Covid-19 Related Expenses were $7.5 million, $15.7 million, and $2.4 million for the year ended June 30, 2022, 2021, and 2020, respectively. Year ended June 30, Dollars in millions 2022 2021 2020 Operating income (GAAP) $759.9 $678.7 $624.9 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 250.2 153.7 122.9 Acquisition and Integration Costs 24.5 18.1 12.5 IBM Private Cloud Charges — — 32.0 Real Estate Realignment and Covid-19 Related Expenses (a) 30.5 45.3 2.4 Russia-Related Exit Costs 1.4 — — Software Charge — 6.0 — Adjusted operating income (Non-GAAP) $1,066.4 $901.8 $794.8 Operating income margin (GAAP) 13.3% 13.6% 13.8% Adjusted Operating income margin (Non-GAAP) 18.7% 18.1% 17.5%

Reconciliation of Non-GAAP to GAAP measures: Fiscal Year 2023 guidance

(Unaudited)

	Fiscal Year, 2023
FY23 Recurring revenue growth (a)	
Impact of foreign currency exchange	–
Recurring revenue growth constant currency – Non-GAAP	6-9%
FY23 Adjusted Operating income margin (b)	
Operating income margin % - GAAP	Increase of ~150 bps
Adjusted Operating income margin % - Non-GAAP	Increase of ~50 bps
FY23 Adjusted earnings per share growth rate (c)	
Diluted earnings per share – GAAP	~13-17% growth
Adjusted earnings per share – Non-GAAP	7-11% growth

(a) The Company is unable to reconcile its forward-looking Recurring revenue growth constant currency fiscal year 2023 guidance without unreasonable efforts because of the uncertainty in the amounts of future foreign currency exchange rates. For the same reason, the Company is unable to address the probable significance of the unavailable information, which could be material to future results.

(b) Adjusted Operating income margin (Non-GAAP) is adjusted to exclude the projected impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, and Russia-Related Exit Costs. Fiscal year 2023 Non-GAAP Adjusted Operating income margin guidance estimates excludes approximately $255 million.

(c) Adjusted earnings per share growth (Non-GAAP) is adjusted to exclude the projected impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs and Russia-Related Exit Costs, and is calculated using diluted shares outstanding. Fiscal year 2023 Non-GAAP Adjusted earnings per share guidance estimates exclude, net of taxes, approximately $1.66 per share.

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Confidential and Proprietary | © 2022
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27© 2022 | Contacts W. Edings Thibault Sean Silva broadridgeir@broadridge.com Replay Options Online replay available at broadridge-ir.com Telephone replay available through November 9, 2022 Domestic Dial-In: 1-877-344-7529 Access Code: 4447835 International Toll Dial-In: 1-412-317-0088 Passcode: 4447835 Click here for dial-ins by country Broadridge Fiscal First Quarter 2023 Earnings Conference Call Live Call Information Date: November 2, 2022 Start Time: 8:30 A.M. ET Toll-Free: 1-877-328-2502 International: 1-412-317-5419 Webcast: broadridge-ir.com